LifeVantage Receives Limited Waiver and Extension Under Credit Facility

SALT LAKE CITY, UT, October 26, 2016 – LifeVantage Corporation (NASDAQ: LFVN) announced today that it has received a limited waiver and extension from Zions Bank, the lender under the company’s credit facility. The credit facility requires that LifeVantage provide the lender with audited financial statements for the company’s 2016 fiscal year on or before October 28, 2016. Under the limited waiver, Zions Bank has agreed to refrain from exercising its rights and remedies under the credit facility if the company delivers such audited financial statements prior to December 31, 2016.

LifeVantage previously announced a delay in filing its Form 10-K for the fiscal year ended June 30, 2016.

LifeVantage President and Chief Executive Officer Darren Jensen stated, "We appreciate the support of Zions Bank and their flexibility in providing this limited waiver and extension to enable LifeVantage to remain compliant with its reporting obligations under the credit facility while our Audit Committee and our independent advisors work diligently to finalize our financial results for fiscal 2016.”

About LifeVantage Corporation
LifeVantage Corporation (Nasdaq:LFVN), is a science based network marketing company dedicated to visionary science that looks to transform health, wellness and anti-aging internally and externally at the cellular level. The company is the maker of Protandim® Nrf2 and Nrf1 Synergizers, our line of scientifically-validated dietary supplements, the TrueScience® Anti-Aging Skin Care Regimen, Canine Health®, the AXIO® energy product line and the PhysIQ™ smart weight management system. LifeVantage was founded in 2003 and is headquartered in Salt Lake City, Utah.

Forward Looking Statements
This document contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words and expressions reflecting optimism, satisfaction or disappointment with current prospects, as well as words such as "believe", "hopes", "intends", "estimates", "expects", "projects", "plans", "anticipates", "look forward to", "goal", “may be”, and variations thereof, identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. Examples of forward-looking statements include, but are not limited to, statements we make regarding the conduct of our business in international markets, the independent review being conducted by the Audit Committee of our Board of Directors, our compliance with the covenants under the credit facility with Zions Bank and the timing of our release of earnings information and the filing of our Form 10-K. Such forward-looking statements are not guarantees of performance and the Company's actual results could differ materially from those contained in such statements. These forward-looking statements are based on the Company's current expectations and beliefs concerning future events affecting the Company and involve known and unknown risks and uncertainties that may cause the Company's actual results or outcomes to be materially different from those anticipated and discussed herein. These risks and uncertainties include, among others, the final conclusions of the Audit Committee (and the timing of such conclusions) concerning the matters discussed above, including revenue, tax or other implications resulting from any accounting adjustments or other factors, and those discussed in greater detail in the Company's Annual Report on Form 10-K and the Company's Quarterly Report on Form 10-Q under the caption "Risk Factors," and in other documents filed by the Company from time to time with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this document, except as required by law.

Investor Relations Contact:

Cindy England
Director of Investor Relations
(801) 432-9036
investor@lifevantage.com

-or-

Scott Van Winkle
Managing Director, ICR
(617) 956-6736
scott.vanwinkle@icrinc.com
Media Relations Contact:
John Genna
Vice President of Communications
& Corporate Partnerships
(801) 432-9172
jgenna@lifevantage.com